HEIDRICK & STRUGGLES

SunTrust Robinson Humphrey

Business & Technology Services Conference

November 13, 2003

Safe Harbor Statement

This presentation contains forward-looking statements. The forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry in which we operate and management's beliefs and assumptions. Forward-looking statements may be identified by the use of words such as "expects," "anticipates,"
"intends," "plans," "believes," "seeks," "estimates," and similar expressions. Forward-
looking statements are not guarantees of future performance and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in the forward-looking statements. Factors that may affect the outcome of the forward-
looking statements include, among other things, our ability to attract and retain qualified executive search consultants; continuing weakness of the economies in the United
States, Europe, or elsewhere; social or political instability in markets where we operate;
price competition; an inability to achieve the planned cost savings from our cost-
reduction initiatives; an inability to sublease or assign unused office space; our ability to generate profits in order to ensure that our deferred tax assets are realizable; and delays in the development and/or implementation of new technology and systems. Our reports filed with the U.S. Securities and Exchange Commission also include information on factors that may affect the outcome of forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Business Overview

Heidrick & Struggles

World’s premiere executive search and
leadership consulting firm

Executive Search

Includes interim executive placement

Leadership Services

Executive assessment

Coaching

Global network of approximately 320
consultants working from 52 offices in
principal cities of the world

Global Presence

Atlanta

Boston

Chicago

Cleveland

Dallas

Denver

Greenwich

Houston

Los Angeles

Menlo Park

New York

Philadelphia

Shanghai

Singapore

Sydney

Taipei

Tokyo

Amsterdam

Barcelona

Berlin

Brussels

Copenhagen

Dusseldorf

Frankfurt

Hamburg

North America

Latin America

Europe

Bogota*

Buenos Aires

Caracas*

Lima*

Paris

Rome

Stockholm

Vienna

Warsaw

Zurich

Asia Pacific

Beijing

Hong Kong

Melbourne

Mumbai

New Delhi

Seoul

Mexico City

Miami

Santiago

Sao Paulo

Helsinki

Istanbul*

Johannesburg*

Lisbon

London

Madrid

Milan

Munich

San Francisco

Toronto

Tyson's Corner

Wall Street (NY)

* Affiliate relationship

Diverse Geographic Mix*

* YTD net revenue through September 30, 2003

North America

55%

Europe

35%

Asia Pacific

7%

Latin America

3%

Diverse Industry Practice Mix*

Financial Services

26%

Education/Nonprofit; Other

3%

Industrial

20%

Technology

15%

Consumer

17%

Healthcare

10%

Professional
Services

9%

* YTD net revenue through September 30, 2003

World’s Largest Search Firms

                    Firm                                                                                                                                                                                                                       2002 Revenue

Heidrick & Struggles                    $ 350.7 M

Korn/Ferry                                                        338.3 M

Spencer Stuart                                     269.4 M

Egon Zehnder                                   264.9 M

Russell Reynolds                                                  196.1 M

Ray & Berndtson                                             103.1 M

Amrop Hever Group                                               102.5 M

Whitehead Mann                                                     94.0 M

Hudson Highland Group                              66.1 M

L.L.C. Partners                                                                 50.2 M

Source: Kennedy Information

Our Mission

We help our clients build the best

leadership teams in the world

Focus on Top-Level Services

Board, CEO and other senior-level searches
generate the majority of our revenue

Advantages of top-level searches

Provides access and influence with decision
makers

Strengthens the Heidrick & Struggles brand

Generates higher fees per search

Establishes barriers to entry

Attracts and retains high-caliber consultants

Increases probability of downstream work

Representative CEO/Board
Searches in 2002-2003

Economics of the Firm

Fees

For executive search it is one-third of placement’s first year cash compensation

Includes salary and bonus

Billed in three monthly installments

Project based for board services, leadership services

Consultant compensation

Primarily cash

70% based on revenue generation (formula based) and 30%
on quality and other firm building behaviors

Formula-based component structured on progressive tiers
structure

Financial Performance

Revenue Performance
& Consultant Headcount

Average Number
of Consultants

Annual
Revenue
in Millions

Number of
Consultants

Revenue

Realigned Cost Structure

Reduced costs by over $200 million

Reduced workforce by 40%

Eliminated excess real estate, bringing the
number of offices down from a high of 80 in
2001 to 52 today

Reduced management roles by 30%

Implemented centralized purchasing programs

                                                        Nine Months Ended Sept. 30,

                                         2003                                             2002                                                                                                  $ Change

Net Revenue                                                            $ 235.9                      $ 272.6                  $    (36.7)

Operating
  Income (Loss)                                              $   10.7                     $   (0.5)                                             $     11.2

Pro Forma Financial Results*

(Dollars in millions)

   Columns may not foot due to rounding.

* Pro forma results exclude restructuring charges, separation expense for former executives, other severance expense, and a favorable adjustment to employee benefits accruals. A full reconciliation of U.S. GAAP and pro forma results is provided on the company website, www.heidrick.com.

Pro Forma Results By Geography*

(Dollars in millions)

   Columns may not foot due to rounding.

* Pro forma results exclude restructuring charges, separation expense for former executives, other severance expense, and a favorable adjustment to employee benefits accruals. A full reconciliation of U.S. GAAP and pro forma results is provided on the company website, www.heidrick.com.

Nine Months Ended Sept. 30,

2003

2002

2003

2002

$ Change

Margin

Margin

Net Revenue

North America

$129.3

$149.5

$

(20.2)

Latin America

8.2

8.7

(0.5)

Europe

82.3

97.5

(15.2)

Asia Pacific

16.1

16.9

(0.8)

Total Company

$235.9

$272.6

$

(36.7)

Operating Income (Loss)

North America

$  27.8

$  22.9

$

4.9

21.5%

15.3%

Latin America

0.6

(2.6)

3.2

7.1%

Europe

(1.6)

(0.2)

(1.4)

Asia Pacific

2.1

1.5

0.6

13.3%

9.0%

Total regions

28.9

21.5

7.4

12.3%

7.9%

Corporate

(18.2)

(22.0)

3.8

Total Company

$  10.7

$

(0.5)

$

11.2

4.6%

Fourth Quarter 2003

Expected restructuring charge of
$15-20 million

to better align the European cost structure with
current net revenue levels

to increase previously established accruals for
unused office space

Expected revenue range of $70-80 million

Corresponding results would range from a loss
per share of $0.07 to diluted earnings per share
of $0.10, excluding restructuring charges

Strong Balance Sheet

Strongest in the industry

Cash flow positive in 2002 despite
significant restructuring activity

Ended third quarter of 2003 with
$110 million cash and no debt

Expect $85-90 million cash at end of 2003,
after first tranche of bonuses are paid

Strategic Initiatives

Strategic Focus

Some ongoing work on the cost structure

Majority of attention will be spent on
market-facing activities

Strategic Initiatives

Expand aggressively our share of senior-
level search, supported by our capabilities
in complementary leadership services

Strategic Initiatives

Expand aggressively our share of senior-
level search, supported by our capabilities
in complementary leadership services

Build broader, deeper client relationships

Strategic Initiatives

Expand aggressively our share of senior-
level search, supported by our capabilities
in complementary leadership services

Build broader, deeper client relationships

Attract and retain the best consultants

Strategic Initiatives

Expand aggressively our share of senior-
level search, supported by our capabilities
in complementary leadership services

Build broader, deeper client relationships

Attract and retain the best consultants

Improve profitability and cash flow

This Is A Growth Business

The past four years have been aberrations

1999 and 2000 saw hyper-growth

2001 and 2002 saw severe contraction

Cyclicality more pronounced than previous
recessions

1993-1998 CAGR was 24%

Double-digit growth rates should return
when the economy improves

Fundamentals remain strong

Fundamentals Are Strong

Shortage of management talent

Higher-caliber talent is aspirant and
mobile

Executive management tenures are at an all
time low

Focus on corporate governance will create
opportunities

Cash compensation of placements will
continue to rise

Summary

Strengths

Premier brand name in executive search

Unparalleled group of consultants

Outstanding client base

Strongest balance sheet in the sector

Goals

Capitalize on our strengths

Improve margins and cash flow

Continue to invest in people and initiatives

HEIDRICK & S TRUGGLES

Reconciliation of
Pro Forma Results

The following is a reconciliation of the
company’s actual and pro forma  financial
information.

The pro forma financial information is
included because the company believes that it
more accurately reflects its core operations.

Actual

Adjustments

Pro forma

Actual

Adjustments

Pro forma

Revenue:

Revenue before reimbursements (net revenue)

235,926

-

$

$

235,926

$

272,555

$

-

$

272,555

$

Reimbursements  (1)

17,417

(17,417)

-

19,824

(19,824)

-

Total revenue

253,343

(17,417)

235,926

292,379

(19,824)

272,555

Operating expenses:

Salaries and employee benefits  (2)

168,215

(7,076)

161,139

189,414

-

189,414

General and administrative expenses

64,041

-

64,041

83,618

-

83,618

Reimbursed expenses  (1)

17,417

(17,417)

-

19,824

(19,824)

-

Restructuring charges  (3)

6,913

(6,913)

-

23,169

(23,169)

-

Total operating expenses

256,586

(31,406)

225,180

316,025

(42,993)

273,032

Operating income (loss)

(3,243)

$

13,989

$

10,746

$

(23,646)

$

23,169

$

(477)

$

2003

2002

Heidrick & Struggles International, Inc.

Consolidated Statements of Operations

(Dollars in thousands)

Nine Months Ended September 30,

Separation

Employee

and

Benefit

Reimbursed

Severance

Accrual

Restructuring

Pro forma

Expenses

Charges

Adjustment

Charges

Actual

Revenue

North America

129,332

$

-

$

-

$

-

$

-

$

129,332

$

Latin America

8,235

-

-

-

-

8,235

Europe

82,293

-

-

-

-

82,293

Asia Pacific

16,066

-

-

-

-

16,066

Revenue before reimbursements (net revenue)

235,926

-

-

-

-

235,926

Reimbursements

-

17,417

-

-

-

17,417

Total Company

235,926

$

17,417

$

-

$

-

$

-

$

253,343

$

Operating Income (Loss)

North America

27,786

$

-

$

(509)

$

752

$

-

$

28,029

$

Latin America

587

-

(9)

-

-

578

Europe

(1,582)

-

(1,960)

-

-

(3,542)

Asia Pacific

2,144

-

(231)

-

-

1,913

Total regions

28,935

-

(2,709)

752

-

26,978

Corporate

(18,189)

-

(5,307)

188

-

(23,308)

Operating income (loss) before restructuring charges

10,746

-

(8,016)

940

-

3,670

Restructuring charges

-

-

-

-

(6,913)

(6,913)

Total Company

10,746

$

-

$

(8,016)

$

940

$

(6,913)

$

(3,243)

$

Results By Geography

(Dollars in thousands)

Nine Months Ended September 30, 2003

Reimbursed

Restructuring

Pro forma

Expenses

Charges

Actual

Revenue

North America

149,487

$

-

$

-

$

149,487

$

Latin America

8,670

-

-

8,670

Europe

97,477

-

-

97,477

Asia Pacific

16,921

-

-

16,921

Revenue before reimbursements (net revenue)

272,555

-

-

272,555

Reimbursements

-

19,824

-

19,824

Total Company

272,555

$

19,824

$

-

$

292,379

$

Operating Income (Loss)

North America

22,883

$

-

$

-

$

22,883

$

Latin America

(2,648)

-

-

(2,648)

Europe

(229)

-

-

(229)

Asia Pacific

1,522

-

-

1,522

Total regions

21,528

-

-

21,528

Corporate

(22,005)

-

-

(22,005)

Operating income (loss) before restructuring charges

(477)

-

-

(477)

Restructuring charges

-

-

(23,169)

(23,169)

Total Company

(477)

$

-

$

(23,169)

$

(23,646)

$

Results By Geography

Nine Months Ended September 30, 2002

(Dollars in thousands)

Schedule Notes:

(1)

Emerging Issues Task Force Issue No. 01-14, "Income Statement Characterization of Reimbursements Received for 'Out-of-Pocket' Expenses Incurred,"

(EITF 01-14) establishes that reimbursements received for certain out-of-pocket expenses should be reported as revenue.  Historically, the Company classified reimbursements of out-of-pocket expenses as a reduction of operating expenses. The Company adopted this guidance in 2002.  The pro forma results exclude the impact of adopting EITF 01-14.

(2)

In the second quarter of 2003, Mr. Piers Marmion resigned as Chief Executive Officer.  In addition, Mr. David Anderson, who was previously the President and Chief Operating Officer, also resigned.  As a result, the Company recorded a charge of $5.2 million in the second quarter of 2003 for their separation agreements.  These charges are included in the Corporate segment.  The pro forma results exclude the impact of these separation charges.

Also in the second quarter of 2003, the Company recorded other severance costs of $2.8 million.  By segment, these severance charges are as follows:

North America $0.5 million; Europe $2.0 million; Asia Pacific $0.2 million; Corporate $0.1 million.  The pro forma results exclude the impact of these severance charges.

In the third quarter of 2003, the Company adjusted certain employee benefit accruals by $0.9 million due to favorable experience.  By segment, this adjustment is $0.7 million in North America and $0.2 million in Corporate.  The pro forma results exclude the impact of this adjustment.

(3)

In June 2001, October 2001 and October 2002 the Company announced reductions in its workforce and the consolidation and closing of offices and as a result recorded restructuring charges of $53.2 million and $48.5 million in 2001 and 2002, respectively.

In the first quarter of 2003, the Company recorded restructuring charges of $5.5 million to increase accruals for leased properties that had been identified as excess in previous office consolidation charges.  The accruals were increased to reflect the expectation of longer vacancy periods due primarily to weakness in the real estate markets in which leased properties are located.  By segment, North America recorded charges of $0.4 million and Europe recorded $5.1 million of charges.

In the third quarter of 2003, the Company recorded restructuring charges of $1.4 million in North America to increase previously established accruals for a leased properties that had been identified as excess in previous office consolidation charges.  The accruals were increased to reflect the expectation of a longer vacancy period due primarily to weakness in the real estate market in which the leased property is located.

In the first quarter of 2002, the Company recorded $23.2 million of restructuring charges related to reductions in its workforce and the consolidation and closing of offices.  The 2002 first quarter restructuring charges include $10.4 million of severance and other employee-related costs and $12.8 million related to the consolidation and closing of offices.  By segment, the restructuring charges recorded in the first quarter of 2002 are as follows: North

America $13.3 million; Latin America $0.1 million; Europe $7.0 million; Asia Pacific $0.3 million; Corporate $2.5 million.

The pro forma results exclude the impact of these restructuring charges.